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                  Rule 10f-3 Acquisition of Securities from an Affiliate - January 1, 2002 through March 31, 2002
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                                                                     DeAM (BT)
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                                                             BT US BOND INDEX PORTFOLIO
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                                                      Security Purchased            Comparison Security        Comparison Security
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Issuer                                                    WELLS FARGO                 BANK OF AMERICA              COUNTRTYWIDE
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
Underwriters                                         Credit Suisse,         BofA, Barclays, Bear Stearns,     Lehman, BofA,
                                                     Bear Stearns,          CSFB, Goldman, Lehman,            JPM
                                                     DBAB                   Loop Capital, Morgan Stanley,
                                                                            Williams Capital
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Years of continuous operation,
including predecessors                                           > 3 years                 > 3 years               > 3 years
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Security                                             WFC 5.125%, 2/15/2007       BAC 5.25%, 2/1/2007      CCR 5.5%, 2/1/2007
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Is the affiliate a manager or
co-manager of offering?                                         co-manager                co-manager                     n/a
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Name of underwriter or dealer
from which purchased                                          Bear Stearns                       n/a                     n/a
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Firm commitment underwriting?                                          yes                       yes                     yes
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Trade date/Date of Offering                                      1/29/2002                 1/25/2002               1/24/2002
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Total dollar amount of offering sold to QIBs           $                        $                  -       $               -
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Total dollar amount of any concurrent public offering  $     1,000,000,000      $      1,500,000,000       $   1,000,000,000
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Total                                                  $     1,000,000,000      $      1,500,000,000       $   1,000,000,000
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Public offering price                                                99.97                     99.63                   99.75
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Price paid if other than public offering price                         n/a                       n/a                     n/a
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Underwriting spread or commission                                   0.250%                    0.500%                  0.400%
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Rating                                                              Aa2/A+                    Aa2/A+                    A3/A
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Current yield                                                       5.132%                    5.335%                  5.558%
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Total par value purchased                                        2,000,000                       n/a                     n/a
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$ amount of purchase                                             1,999,340                       n/a                     n/a
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% of offering purchased by fund                                      0.20%                       n/a                     n/a
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% of offering purchased by associated funds                            n/a                       n/a                     n/a
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Total                                                                0.20%                       n/a                     n/a
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